UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2022
SomaLogic, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 625-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 28, 2022, management of SomaLogic Inc. (“the Company”), after discussion with the Audit Committee of the Board of Directors (the “Audit Committee”) and Ernst & Young, LLP, the Company’s independent registered public accounting firm, concluded that, due to an error in the calculation of weighted average shares outstanding, the previously issued unaudited consolidated financial statements for the quarter and the year-to-date periods ended September 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 15, 2021 (the “Form 10-Q”) should no longer be relied upon.
In connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Form 10-K”) to be filed today, management became aware that the consolidated financial statements for the affected periods contained a misstatement related to the calculation of net loss per share, specifically, the calculation of weighted average shares outstanding. The weighted average shares outstanding was inconsistent with the presentation of outstanding common stock in the consolidated balance sheets and statements of stockholders’ equity. The weighted average shares outstanding reflected the recapitalization of common stock upon the business combination with CM Life Sciences II Inc, a special purpose acquisition company, on September 1, 2021 on a prospective basis whereas the consolidated balance sheets and statements of stockholders’ equity presented the recapitalization of common stock retrospectively to the earliest period presented.
The effect of the misstatement on net loss per share in the Company’s condensed consolidated statements of operations and comprehensive loss is as follows:
•a decrease of net loss per share from $0.55 to $0.30 for the three months ended September 30, 2021
•a decrease of net loss per share from $1.01 to $0.53 for the nine months ended September 30, 2021
The Company has not filed and does not intend to file an amendment to the Company’s previously filed Quarterly Report on Form 10-Q for the affected periods. Investors and others should rely on the financial information and other disclosures regarding the period as disclosed in the 2021 Form 10-K to be filed today and in future filings with the SEC (as applicable).
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 29, 2022	SomaLogic, Inc.

	By:	/s/ Roy Smythe
	Name:	Roy Smythe
	Title:	Chief Executive Officer